UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 22, 2006

ITC HOLDINGS CORP.
(Exact name of Registrant as Specified in its Charter)

Michigan	001-32576	32-0058047
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

29500 Orchard Hill Place, Suite 200
Novi, Michigan	48375
(Address of Principal Executive Offices)	(Zip Code)

(248) 374-7100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 22, 2006, ITC Holdings Corp. (the “Company”) issued a press release announcing the September 21, 2006 Federal Energy Regulatory Commission (the “FERC”) approval of a joint application made by the Company,  ITCTransmission, Michigan Transco Holdings, Limited Partnership and Michigan Electric Transmission Company, LLC (“METC”). The application sought approval of the Company’s acquisition of all of the outstanding equity interests in METC (the “Transaction”). This FERC regulatory approval is a closing condition to the Transaction as noted previously, including in the Company’s Form 8-K filed on May 11, 2006. The September 22, 2006 press release is attached as Exhibit 99.1

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1  Press Release dated September 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
	Name:	Daniel J. Oginsky
	Title:	Vice President, General Counsel and Secretary

September 22, 2006